UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2026

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2999 Olympus Boulevard, Suite 500
Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of AMN Healthcare Services, Inc. (the “Company”) previously approved, subject to shareholder approval, Amendment No. 1 to the AMN Healthcare 2025 Equity Plan (the “Amendment”). The Company’s shareholders approved the Amendment at the Annual Meeting of Shareholders of the Company held on May 1, 2026 (the “Annual Meeting”). A description of the material terms of the Amendment is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on March 18, 2026 (the “Proxy Statement”).

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 1, 2026, the Company’s shareholders voted on five proposals as set forth below, each of which is described in greater detail in the Proxy Statement. The number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to each matter voted upon are set forth below.

1.	The individuals listed below were elected at the Annual Meeting by the vote set forth in the table immediately below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified:

Directors	For	Against	Abstain	Broker Non-Votes
Jorge A. Caballero	29,074,412	751,635	13,369	4,410,527
Mark G. Foletta	28,893,557	931,182	14,677	4,410,527
Teri G. Fontenot	29,044,752	751,910	42,754	4,410,527
Cary S. Grace	29,368,298	429,669	41,449	4,410,527
James H. Hinton	29,157,914	667,924	13,578	4,410,527
Celia P. Huber	29,135,486	691,598	12,332	4,410,527
Daphne E. Jones	29,059,550	766,463	13,403	4,410,527
Eric P. Palmer	29,442,400	383,258	13,758	4,410,527
Sylvia D. Trent-Adams	27,703,487	2,121,512	14,417	4,410,527

2.	The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as described in the Proxy Statement. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
22,728,186	7,071,111	40,119	4,410,527

3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
33,170,877	1,064,827	14,239	—

4.	The approval of Amendment No. 1 to the AMN Healthcare 2025 Equity Plan. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
28,909,689	895,750	33,977	4,410,527

5.	The shareholder proposal entitled “Independent Board Chairman.” This proposal was not approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
7,495,013	22,327,804	16,599	4,410,527

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the AMN Healthcare 2025 Equity Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: May 4, 2026	By:	/s/ Cary Grace
	Name:	Cary Grace
	Title:	Chief Executive Officer